UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 16, 2023

TRxADE HEALTH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2420 Brunello Trace Lutz, Florida	33558
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-261-0281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	MEDS	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer and Employee Compensation

As previously reported in the Current Report on Form 8-K filed by TRxADE HEALTH, INC. (“TRxADE”, the “Company”, “we” and “us”) with the Securities and Exchange Commission on September 1, 2022 (the “September 1, 2022 Form 8-K”), effective on September 1, 2022, the Board of Directors and the Compensation Committee of the Company, with the approval of each of the following officers, agreed to reduce the annual cash compensation payable to Suren Ajjarapu, the Company’s Chief Executive Officer; Prashant Patel, the Company’s President and Chief Operating Officer and Janet Huffman, the Company’s Chief Financial Officer, in an effort to conserve cash. The annual salaries of each of the executive officers were reduced by $60,000 (Mr. Ajjarapu); $10,000 (Mr. Patel); and $25,000 (Ms. Huffman), and as additional consideration for such reduced salaries, each officer received shares of common stock equal to the total annual reduction in such salaries, vesting at the rate of 1/4th of such shares on each of September 30, 2022, October 31, 2022, November 30, 2022, and December 31, 2022. The Board of Directors provided the equity compensation to each officer as additional consideration to incentivize them to remain employed by the Company after such reductions in salary and anticipated increasing the executive’s salaries back to their pre-reduction levels at such time as the Board and Compensation Committee determined that the Company had sufficient cash on hand to pay such salaries.

On January 16, 2023, and effective on January 1, 2023, the Board of Directors and the Compensation Committee of the Company, increased the annual salaries of each of Mr. Ajjarapu, Mr. Patel and Ms. Huffman to the levels of such salaries prior to the September 1, 2022 decreases discussed above – Mr. Ajjarapu’s annual salary was increased back to $360,000 per year; Mr. Patel’s annual salary was increased back to $150,000 per year; and Ms. Huffman’s annual salary was increased back to $225,000 per year. There were no changes made to terms of the restricted stock shares discussed above.

The increases in officer salaries were documented by (a) a Third Amendment to Employment Agreement with Mr. Ajjarapu, (b) a Second Amendment to Employment Agreement with Mr. Patel; and (c) a Second Amendment to Offer Letter with Ms. Huffman, which were entered into between the Company (or as to Mr. Patel, Trxade, Inc., the Company’s wholly-owned subsidiary) and each officer, as applicable, on January 17, 2023 and effective on September 1, 2022 (collectively, the “Employment Amendments”). The Employment Amendments also clarified that the equity compensation issuable to each officer was additional compensation and not specifically a result of the reduction in salaries effective on September 1, 2022, and that the amount of reduced salary from September 1, 2022 to December 31, 2022 was forgiven by each officer.

Separately, the compensation payable to certain employees of the Company which were reduced effective September 1, 2022 as discussed in the September 1, 2022 Form 8-K, in consideration for the issuance of restricted shares of common stock, with the same vesting terms as the officers as discussed above, were increased back to their prior pre-reduction levels.

The description of the Employment Amendments above are not complete and are qualified in their entirety by the Employment Amendments copies of which are attached hereto as Exhibits 10.4, 10.7, and 10.10, respectively, and which are incorporated by reference into this Item 5.02 by reference in their entirety.

Item 8.01 Other Events.

Independent Director Cash Compensation

As previously disclosed in the September 1, 2022 Form 8-K, effective on September 1, 2022, in an effort to conserve cash for operations, the Board approved a reduction in the annual cash retainer payable to independent members of the Board of Directors from $35,000 per year to $26,750 per year (pro rata for the remaining portion of the year). Effective January 1, 2023, the annual cash retainer payable to each independent member of the Board was increased back to $35,000.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	April 14, 2020 Executive Employment Agreement with Suren Ajjarapu (Filed as Exhibit 10.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 2020, and incorporated herein by reference (File No. 001-39199))
10.2	First Amendment to Executive Employment Agreement with Suren Ajjarapu dated May 5, 2020 (Filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2020, and incorporated herein by reference (File No. 001-39199))
10.3	Second Amendment to Employment Agreement between TRxADE HEALTH, Inc. and Suren Ajjarapu dated August 29, 2022 and effective September 1, 2022 (Filed as Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 1, 2022, and incorporated herein by reference (File No. 001-39199))
10.4*	Third Amendment to Employment Agreement between TRxADE HEALTH, Inc. and Suren Ajjarapu dated January 17, 2023 and effective September 1, 2022
10.5	Employment Agreement between Trxade, Inc. and Prashant Patel dated May 24, 2013 (Filed as Exhibit 10.6 to the Form 10 Registration Statement filed with the Securities and Exchange Commission on July 24, 2014, and incorporated herein by reference (File No. 000-55218))
10.6	First Amendment to Employment Agreement between Trxade, Inc. and Prashant Patel dated August 29, 2022 and effective September 1, 2022 (Filed as Exhibit 10.5 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 1, 2022, and incorporated herein by reference (File No. 001-39199))
10.7*	Second Amendment to Employment Agreement between Trxade, Inc. and Prashant Patel dated January 17, 2023 and effective September 1, 2022
10.8	Offer Letter dated February 3, 2022, between Trxade, Inc. and Janet Huffman (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2022, and incorporated herein by reference (File No. 001-39199))
10.9	First Amendment to Offer Letter between TRxADE HEALTH, Inc. and Janet Huffman dated August 29, 2022 and effective September 1, 2022 (Filed as Exhibit 10.7 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 1, 2022, and incorporated herein by reference (File No. 001-39199))
10.10*	Second Amendment to Offer Letter between TRxADE HEALTH, Inc. and Janet Huffman dated January 17, 2023 and effective September 1, 2022
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRxADE HEALTH, INC.

Date: January 20, 2023	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer